JUNE 25, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE Hartford WORLD bond Fund SUMMARY PROSPECTUS

DATED MARCH 1, 2018

AND

hartford FIXED INCOME funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH MAY 11, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

1.	The Hartford World Bond Fund’s benchmark changed its name from Citigroup World Government Bond Index to FTSE World Government Bond Index. Accordingly, all references to Citigroup World Government Bond Index in the above referenced Summary Prospectus and Statutory Prospectus are replaced with FTSE World Government Bond Index.

2.	Effective July 31, 2018, The Hartford World Bond Fund will add the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7387	June 2018